UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2008

SGX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51745 (Commission File Number)	06-1523147 (I.R.S. Employer Identification No.)

10505 Roselle Street, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 558-4850
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     On February 21, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of SGX Pharmaceuticals, Inc. (“SGX”), in connection with its annual review of compensation for SGX executive officers, approved 2007 performance bonus awards under its 2007 bonus program to the following named executive officers in the following amounts: $119,248 to Michael Grey, SGX’s President and Chief Executive Officer; $85,984 to Stephen K. Burley, SGX’s Chief Scientific Officer; $60,060 to Siegfried Reich, SGX’s Vice President, Drug Discover; $52,500 to W. Todd Myers, SGX’s Chief Financial Officer; and $54,713 to Annette North, SGX’s General Counsel.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGX PHARMACEUTICALS, INC.
Dated: February 27, 2008	By:	/s/ W. Todd Myers
W. Todd Myers
Chief Financial Officer